SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR LORD ABBETT GLOBAL FUND, INC.



     On March 19, 1996, Edinburgh Fund Managers Group plc ("Edinburgh") acquired all of the ordinary share capital of DFM Holdings Limited ("DFM Holdings"), which holds 100% of the ordinary share capital of Dunedin Fund Managers Limited ("Dunedin"). Prior to such acquisition, Dunedin had served as the Fund's sub-investment manager under a sub-investment management agreement (the "Previous Agreement") between Lord Abbett and Dunedin, which was last approved by shareholders of the Fund on December 13, 1989. As required by the Investment Company Act of 1940, as amended, the Previous Agreement was terminated as a result of the change in control of Dunedin caused by such acquisition.

     At a meeting of the Board of Directors of the Fund held on March 14, 1996, the directors of the Fund, including a majority who are not interested persons of Lord Abbett, Dunedin or the Fund or parties to the Previous Agreement, unanimously approved, subject to shareholder approval, and determined to submit to the shareholders of the Equity Series for approval, a new sub-investment management agreement (the "New Agreement") between Lord Abbett and Dunedin with respect to the Equity Series. At the same meeting, the board unanimously determined that, in view of Lord Abbett's anticipated capability with respect to foreign debt investments, a sub-investment adviser was no longer desirable with respect to the Income Series, and so Lord Abbett will continue as the investment manager of the Income Series under the Management Agreement referred to in the Prospectus without the assistance of a sub-adviser. The New Agreement contains substantially the same terms and conditions and provides for payment of a sub-advisory fee on the same basis with respect to the Equity Series as contained and provided for in the Previous Agreement, except for the dates of execution.

     Edinburgh has advised Lord Abbett and the Fund that it currently anticipates that all of Dunedin's officers and employees will continue in their present capacities and will continue to provide sub-investment management services to Lord Abbett with respect to the Equity Series with no material changes in operating personnel, except that Dunedin has advised the Fund that it will now have access to the resourced of the Edinburgh Group, which will have some 50 investment professionals, representing enlarged fund management capability. Edinburgh has also advised Lord Abbett and the Fund that it anticipates that the acquisition of DFM Holdings will neither affect the operating procedures formerly used by Dunedin with respect to Fund assets nor the financial ability of Dunedin to fulfill its obligations under the New Agreement and that Dunedin's business will operate, with respect to the assets of the Equity Series, in a manner consistent with Dunedin's past practices.





Effective Date: March 20, 1996